                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]Preliminary Proxy Statement            [_]CONFIDENTIAL, FOR USE OF THE
[X]Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
[_]Definitive Additional Materials           RULE 14A-6(E)(2))
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COLGATE-PALMOLIVE COMPANY
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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[_]Fee paid previously with preliminary materials.

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[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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


[LOGO of Colgate-Palmolive Company]




MARCH 24, 1998

Dear Colgate Stockholder:

  On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders on Thursday, May 7, 1998, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

  The principal items of business will be the election of directors and the approval of the selection of auditors. Further details about the meeting are in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, I will also report on the progress of the Company during the past year and answer stockholder questions.

  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND PERSONALLY, PLEASE COMPLETE AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE.

Very truly yours,

[/SIG/ Reuben Mark]

Reuben Mark
Chairman of the Board and
Chief Executive Officer

[LOGO of Colgate-Palmolive Company]

     MARCH 24, 1998

     NOTICE OF MEETING

     The Annual Meeting of Stockholders of Colgate-Palmolive Company, a Delaware corporation, will be held on Thursday, May 7, 1998, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

     Items of business will be as follows:

     1.Election of directors.

     2.Approval of selection of auditors.

     3.Such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 10, 1998 are entitled to notice of and to vote at the meeting.

     Andrew D. Hendry
     Senior Vice President, General Counsel and Secretary
     300 Park Avenue
     New York, New York 10022

COLGATE-PALMOLIVE COMPANY
300 Park Avenue
New York, New York 10022
March 24, 1998

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Colgate-Palmolive Company, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held in New York City on May 7, 1998, and at any adjournments thereof. The proxy may be revoked at any time before it is voted. If no contrary instruction is received, signed proxies returned by stockholders will be voted in accordance with the Board of Directors' recommendations.

This proxy statement and accompanying proxy are first being sent to stockholders on or about the date set forth above.

Because respect for the rights and privacy of stockholders has always been a practice at the Company, the Company has adopted a policy to assure that all proxies, ballots and vote tabulations that identify stockholders are kept confidential. Proxy cards will be returned in envelopes addressed to an independent tabulator, which will receive, inspect and tabulate the proxies. The identity of the vote of any stockholder will not be disclosed without the consent of the stockholder except for use by the independent tabulator, for solicitations for change of control of the Company and to meet legal requirements.

Stockholders of record at the close of business on March 10, 1998 are entitled to vote at the meeting. On that date, the Company had outstanding 296,068,188 shares of Common Stock (the "Common Stock"), 125,000 shares of $4.25 Preferred Stock (the "$4.25 Preferred Stock") and 5,707,593 shares of Series B Convertible Preference Stock (the "Series B Convertible Preference Stock"). Each outstanding share of Common Stock and $4.25 Preferred Stock has one vote, and each outstanding share of Series B Convertible Preference Stock has four votes, corresponding to its conversion ratio.

The holders of a majority of the votes entitled to be cast that are present at the meeting, either in person or by proxy, shall constitute a quorum for purposes of the 1998 Annual Meeting of Stockholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present on any matter. A plurality vote is required for the election of directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. All other matters to be voted on will be decided by the affirmative vote of a majority of the votes of the shares represented at the meeting, either in person or by proxy, and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered to be entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

The Company will pay the cost of soliciting proxies for the meeting. Proxies may be solicited by regular employees of the Company in person, or by mail, courier, telephone or facsimile. In addition, the Company has retained D.F. King & Co. Inc. to solicit proxies by mail, courier, telephone and facsimile and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. For these services, the Company will pay a fee of approximately $22,000 plus expenses.

1. ELECTION OF DIRECTORS

The Board of Directors proposes the election of the following nine nominees as directors, to serve until their successors have been elected and have qualified. Each nominee is currently serving as one of the Company's directors.

NOMINEES

The name, age and principal occupation of each nominee, the nominee's length of service as a director of the Company, the names of the other public companies of which the nominee is a director and certain other biographical information are set forth below.

                  Chairman and Chief Executive Officer of the Company. Mr.
                   Mark joined the Company in 1963 and held a series of
                   significant positions in the United States and abroad. He
 REUBEN MARK,      was appointed Vice President and General Manager of the
      59           Household Products Division in 1975. From March 1979 to
                   March 1981, he was Group Vice President of domestic operations. In March 1981, he was elected Executive Vice
                   President and became President and a director of the Company on March 1, 1983. Mr. Mark was elected Chief
                   Executive Officer in May 1984 and Chairman in May 1986. Mr.
                   Mark is a director of Citicorp, Pearson, plc and Time
                   Warner, Inc.

                  Director since 1983

                  Visiting Scholar, Program in Science, Technology and
                   Society, Massachusetts Institute of Technology since 1985.
                   Mrs. Conway was President of Smith College from 1975 to
   JILL K.         1985. She was Vice President, Internal Affairs, University
  CONWAY, 63       of Toronto, from 1973 to 1975 and a member of its graduate faculty from 1971 to 1975. She has served as a member of the Harvard Board of Overseers and The Conference Board and as a trustee of Hampshire College, Northfield Mt. Hermon
                   School and The Clarke School of the Deaf. Mrs. Conway is a member of the boards of Merrill Lynch & Co., Inc., Arthur
                   D. Little, Inc., Nike, Inc., the Allen Group and Lend Lease
                   International. She is also a trustee of Adelphi University, Mt. Holyoke College, The Knight Foundation, The Enterprise
                   Foundation, The Kresge Foundation and Lifespan Inc.

                  Director since 1984

                  Chairman and Chief Executive Officer of General Re
  RONALD E.        Corporation since 1987. Mr. Ferguson has been with General
 FERGUSON, 56      Re since 1969. Prior to joining General Re, Mr. Ferguson
                   worked for the Kemper Insurance Group from 1965 to 1969 and served with the U.S. Public Health Service from 1966 to 1968. Mr. Ferguson is a director of General Signal
                   Corporation and the Insurance Institute of America. He is a Fellow of the Casualty Actuarial Society and the American
                   Academy of Actuaries.

                  Director since 1987

                  President of Exodus Communications, Inc., a computer network and Internet systems company. From July 1996 to July 1997,
   ELLEN M.        Mrs. Hancock was Executive Vice President, Research and
 HANCOCK, 54       Development, Chief Technology Officer of Apple Computer
                   Inc. She previously was Executive Vice President and Chief
                   Operating Officer, National Semiconductor. Prior to joining
                   National Semiconductor in 1995, she was Senior Vice
                   President and Group Executive at IBM. Mrs. Hancock is on the boards of directors of Aetna and Siemens Business
                   Communications Systems, Inc. She is also on the Board of Trustees of Marist College.

                  Director since 1988

                  Chairman of Campbell Soup Company. Mr. Johnson began his
                   business career as a management trainee at Colgate
   DAVID W.        Australia in 1959 and received a series of promotions at
 JOHNSON, 65       the Company, becoming General Manager of Colgate's South
                   African subsidiary in 1967. He then held several positions with Warner-Lambert from 1972 to 1982, including President of its Asian Management Center, President of its Personal
                   Products Division and President of American Chicle
                   Division. In 1982, Mr. Johnson became President and Chief
                   Executive Officer of Entenmann's, Inc. From 1987 to 1989, he served as Chairman, Chief Executive Officer and President of Gerber Products Company and from 1989 to 1990 he served as Chairman and Chief Executive Officer of Gerber. Mr. Johnson was elected Chairman of Campbell Soup
                   Company in 1993 and was its President and Chief Executive
                   Officer from January 1990 to July 1997. Mr. Johnson serves on the Advisory Council for the University of Notre Dame
                   College of Business Administration as well as University of Chicago's Graduate School of Business.

                  Director since 1991

                  Officer, Faneuil Hall Associates, Inc., a private investment
   JOHN P.         company, since 1973. Mr. Kendall is a former Chairman of
 KENDALL, 69       The Kendall Company, which he joined in 1956. He held a
                   series of significant positions with The Kendall Company in the United States and abroad. He is President of the Henry
                   P. Kendall Foundation and a former director of the Shawmut
                   Bank of Boston, N.A. He has served a number of educational and scientific organizations as president, chairman and trustee.

                  Director since 1972

                  President, Chief Executive Officer and director, Schering-
                   Plough Corporation. Mr. Kogan joined Schering-Plough as
  RICHARD J.       Executive Vice President, Pharmaceutical Operations in 1982
  KOGAN, 56        and became President and Chief Operating Officer in 1986
                   and then President and Chief Executive Officer in 1996. Mr.
                   Kogan is also a director of the Bank of New York Company
                   Inc. He serves on the boards of civic, educational and public service organizations, including Leonard Stern
                   School of Business, New York University, Saint Barnabas
                   Medical Center and the Council on Foreign Relations.

                  Director since 1996

                  Chief Executive Officer and President, National Public
                   Radio. From 1988 through 1993, until he assumed his present position, Mr. Lewis was the President and Chief Executive
  DELANO E.        Officer of Chesapeake & Potomac Telephone Company. From
  LEWIS, 59        1973 through 1988, Mr. Lewis held positions of increasing
                   responsibility with that company, including Vice President responsible for External Affairs. Mr. Lewis has also served on the Peace Corps staff in Africa and on the staff of the United States Equal Employment Opportunity Commission and the United States Department of Justice. Mr. Lewis is also a director of Hallibarton Co., Guest Services and Black
                   Entertainment Television and has served on the boards of many civic, educational and public service organizations, including Catholic University, the United Negro College
                   Fund, the Washington Performing Arts Society and the
                   Greater Washington Board of Trade.

                  Director since 1991

                  Former Chairman of Tambrands, Inc., June 1993 to September
  HOWARD B.        1996. Prior to becoming Chairman, Mr. Wentz had been a
 WENTZ, JR.,       director of Tambrands. Previously, he was Chairman of
      68           ESSTAR Incorporated and Chairman, President and Chief
                   Executive Officer of Amstar Company. Mr. Wentz joined
                   Amstar in 1969 as Vice President of Operations for its subsidiary, Duff-Norton Company, Inc. He was elected
                   President of Duff-Norton in 1970, Vice President of Amstar in 1972, a director in 1976 and Executive Vice President and Chief Operating Officer in 1979. He assumed the additional responsibilities of President in 1981, Chief
                   Executive Officer in 1982 and Chairman in 1983. In 1984,
                   Mr. Wentz was appointed President and a director of Amstar
                   Holdings, Inc.

                  Director since 1982

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of Common Stock and Series B Convertible Preference Stock by each director, each executive officer named in the Summary Compensation Table on page 11 and directors and executive officers as a group. No director or executive officer owns any $4.25 Preferred Stock.

                                  COMMON STOCK
                              ---------------------
                              AMOUNT AND NATURE OF     SERIES B CONVERTIBLE
                                   BENEFICIAL               PREFERENCE
                                OWNERSHIP/1/,/2/            STOCK (ESOP)
                              --------------------- ---------------------------
           NAME OF            DIRECTLY  EXERCISABLE    AMOUNT AND NATURE OF
      BENEFICIAL OWNER        OWNED/3/    OPTIONS   BENEFICIAL OWNERSHIP/2/,/4/
      ----------------        --------- ----------- ---------------------------
Reuben Mark.................. 1,423,904  4,941,566             3,312
William S. Shanahan..........   346,812    149,879             2,041
Lois D. Juliber..............    96,452    174,769               772
David A. Metzler.............   208,027     16,761             1,945
Andrew D. Hendry/5/..........    71,345     43,083               387
Jill K. Conway/6/............    14,125      5,999                --
Ronald E. Ferguson/7/........    32,401      5,999                --
Ellen M. Hancock/8/..........    16,478      3,867                --
David W. Johnson/9/..........    14,021      5,999                --
John P. Kendall/10/..........   342,856      5,999                --
Richard J. Kogan.............     5,056      1,999                --
Delano E. Lewis/11/..........    10,293      5,999                --
Howard B. Wentz, Jr./12/.....    37,157      4,001                --
All directors and executive
 officers as a group
 (28 persons)................ 3,547,062  6,095,447            28,142

--------
 /1/ Information regarding Common Stock holdings is as of March 9, 1998, except for holdings in the Savings and Investment Plan, which are as of December 23, 1997. Unless otherwise indicated, beneficial ownership of Common Stock is direct, and the person indicated has sole voting and investment power.
 /2/ Each indicated person beneficially owns less than 1% of the outstanding
     Common Stock and Series B Convertible Preference Stock, except for Mr. Mark, who beneficially owns 2.1% of the outstanding Common Stock. All directors and executive officers as a group beneficially own 3.2% of the outstanding Common Stock and less than 1% of the outstanding Series B Convertible Preference Stock. Ownership of Common Stock includes direct ownership, options exercisable within 60 days and Savings and Investment Plan holdings.
 /3/ This column includes shares of restricted stock which were outstanding as of December 31, 1997 that vested on March 2, 1998.
 /4/ Information regarding Series B Convertible Preference Stock holdings is as of December 23, 1997. Series B Convertible Preference Stock is issued to a trustee acting on behalf of the Company's Savings and Investment Plan. Participants in such plan, including the executive officers named in the Summary Compensation Table, have sole voting power over such shares, subject to the trustee's right to vote such shares if the participant fails to do so, but no investment power until distribution in accordance with the terms of such plan, subject to statutory diversification requirements.

                                        (Footnotes continue on following page.)

 /5/ Mr. Hendry's holdings include 1,040 shares of Common Stock held by him as custodian for his son under the Uniform Gifts to Minors Act.

 /6/ Mrs.Conway's holdings include (i) 1,310 Common Stock units credited to a deferred account under the Stock Plan for Non-Employee Directors (the "Stock Plan") and (ii) 3,378 Common Stock units credited to an account representing the accrued value under the Director Pension Plan which was terminated as of December 31, 1996 (the "Terminated Pension Plan"), in each case, over which she has no voting or investment power.

 /7/ Mr. Ferguson's holdings include (i) 9,390 Common Stock units credited to deferred accounts under the Stock Plan and the Restated and Amended Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan") and (ii) 1,865 Common Stock units credited to an account representing the accrued value under the Terminated Pension Plan, in each case, over which he has no voting or investment power. In addition, in the ordinary course of business, General Re Corporation makes portfolio investments and may from time to time hold securities of the Company. Mr. Ferguson, Chairman of the Board and Chief Executive Officer of General Re Corporation, disclaims any beneficial ownership of these securities.

 /8/ Mrs. Hancock's holdings include 400 shares of Common Stock owned jointly with her spouse. Mrs. Hancock's holdings also include (i) 2,621 Common Stock units credited to a deferred account under the Stock Plan and (ii) 1,652 Common Stock units credited to an account representing the accrued value under the Terminated Pension Plan, in each case, over which she has no voting or investment power.

 /9/ Mr. Johnson's holdings include 3,043 Common Stock units credited to an account representing the accrued value under the Terminated Pension Plan over which he has no voting or investment power.

/10/ Mr. Kendall's holdings do not include 621,004 shares of Common Stock held by trusts in which he has a contingent remainderman's interest and 115,380 shares of Common Stock held by trusts in which he has a limited power of appointment. He has no voting or investment power in these trusts, and he disclaims beneficial ownership of such shares. Mr. Kendall's holdings include 8,850 Common Stock units credited to deferred accounts under the Stock Plan and the Deferred Compensation Plan, in each case, over which he has no voting or investment power.

/11/ Mr. Lewis's holdings include (i) 2,621 Common Stock units credited to a deferred account under the Stock Plan and (ii) 1,640 Common Stock units credited to an account representing the accrued value under the Terminated Pension Plan, in each case, over which he has no voting or investment power.

/12/ Mr. Wentz's holdings include (i) 1,300 Common Stock units credited to a deferred account under the Stock Plan and (ii) 4,863 Common Stock units credited to an account representing the accrued value under the Terminated Pension Plan, in each case, over which he has no voting or investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of the forms and written representations received by the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that, during 1997, its executive officers and directors complied with all applicable Section 16 filing requirements.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors is composed of eight outside, non-employee directors and one employee director, Mr. Mark, who is the Chairman of the Board and Chief Executive Officer of the Company. The Board of Directors met nine times during 1997. The outside directors met at least once during 1997 without Mr. Mark present.

The standing committees of the Board are the Audit Committee, Finance Committee, Personnel and Organization Committee and Committee on Directors.

The Audit Committee oversees management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It recommends appointment of the Company's independent public accountants and oversees the activities of the Company's internal audit function and the Global Business Practices function. To ensure independence, the independent public accountants, internal auditors and general counsel meet with the Audit Committee with and without management representatives present. Its current members are: Ronald E. Ferguson (Chair), Jill K. Conway, John P. Kendall (Deputy Chair) and Howard B. Wentz, Jr. It met three times in 1997.

The Finance Committee oversees the financial policies and practices of the Company. It also reviews the budgets of the Company, makes recommendations to the Board regarding financial and strategic matters and oversees the Company's finance, treasury and related functions. Its current members are: Howard B. Wentz, Jr. (Chair), Ronald E. Ferguson, Ellen M. Hancock (Deputy Chair), John
P. Kendall, Richard J. Kogan and Reuben Mark. It met six times in 1997.

The Personnel and Organization Committee oversees organizational, personnel, compensation and benefits policies and practices of the Company. It reviews the compensation of the executive officers and recommends to the Board the compensation of the Chief Executive Officer. The Committee administers the Company's Stock Option Plans, the Executive Incentive Compensation Plan and the Executive Severance Plan. It also oversees the Company's charitable giving and other social responsibility programs. Its current members are: Jill K. Conway (Chair), Ronald E. Ferguson, David W. Johnson (Deputy Chair), John P. Kendall and Delano E. Lewis. It met eight times in 1997.

The Committee on Directors recommends nominees for the Board of Directors. It conducts a review of the performance of the Board of Directors in accordance with a formal procedure. It also makes recommendations to the Board regarding Board and committee structure, corporate governance and director compensation. Its current members are: Delano E. Lewis (Chair), Jill K. Conway, John P. Kendall and Howard B. Wentz, Jr. It met three times in 1997. The Committee on Directors will consider nominees recommended by stockholders. Nominations by stockholders must be made in accordance with the information and timely notice requirements of the Company's By-Laws, a copy of which may be obtained from the Secretary of the Company. Such nominations must be in writing and, for consideration at the 1998 Annual Meeting, received by the Secretary no later than April 3, 1998.

All directors attended at least 86%, and on average 95%, of the meetings of the Board and the committees on which they served in 1997.

COMPENSATION OF DIRECTORS

In 1997, non-employee directors (that is, all directors except Mr. Mark) received the following compensation: a retainer of 1,300 shares of Common Stock,/1/ a committee retainer of $3,000 for the chair of each committee and $1,500 for the deputy chair of each committee, meeting fees of $1,000 for each Board or committee meeting attended and a stock option grant for 2,000 shares of Common Stock.

Pursuant to the Stock Plan for Non-Employee Directors, each non-employee director may make an annual irrevocable election to defer receipt of all or a part of his or her stock compensation. Deferred stock compensation is credited to a stock unit account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. Distributions of the stock unit account are made in shares of Common Stock, either in annual installments or by lump sum, after the retirement or resignation of the director. Each non-employee director also may make an annual irrevocable election to receive cash in lieu of up to 25% of the shares of Common Stock granted under, and not deferred pursuant to, this plan solely for the purpose of satisfying related tax obligations. Directors may also elect to have all or a portion of their cash compensation for committee chairperson and attendance fees used to purchase Common Stock. Shares of Common Stock that represent committee chairperson fees are purchased prospectively at the beginning of the year; shares that represent attendance fees are purchased retroactively after the end of the year. In each case, directors purchase shares on the third business day following the Company's annual public earnings release.

Under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors, directors may elect to defer payment of all or a part of their cash compensation for committee chairperson and attendance fees. Deferred fees are credited to a stock unit account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. Distributions are made in shares of Common Stock, either in annual installments or by lump sum, in accordance with the director's election. For information concerning directors who have deferred fees, see the footnotes to the table included in "Security Ownership of Management" on pages 7-8.

In 1997, the Company provided a $50,000 insurance policy for each non-employee director (coverage ends at retirement) and up to $300,000 in travel and accident insurance coverage. In addition, directors are eligible to participate in the Company's matching gift program, under which gifts to educational or medical institutions are matched up to a maximum of $8,000.

--------
/1/ Under the Stock Plan for Non-Employee Directors, effective as of January 1,
    1997, the Director Pension Plan was replaced by an annual grant of 250 shares of Common Stock. At the time the Director Pension Plan was terminated, directors who were within five years of the mandatory retirement age were eligible, due to their long service on the Board, to elect to continue to receive the benefits they received under the terminated plan instead of the annual grant of 250 shares. Mr. Kendall made this election and, as a result, in 1997 he received a retainer of 1,050 shares of Common Stock rather than 1,300 shares of Common Stock.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the 1997, 1996 and 1995 compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers").

                                                                     LONG TERM COMPENSATION
                                                                -----------------------------------
                     ANNUAL COMPENSATION                               AWARDS             PAYOUTS
---------------------------------------------------------------------------------------------------
          (A)             (B)     (C)        (D)        (E)        (F)        (G)           (H)         (I)
                                                       OTHER    RESTRICTED SECURITIES                   ALL
                                                       ANNUAL     STOCK    UNDERLYING                  OTHER
        NAME AND                                     COMPENSA-    AWARDS    OPTIONS         LTIP      COMPEN-
   PRINCIPAL POSITION     YEAR SALARY($) BONUS($)/1/ TION($)/2/   ($)/3/     (#)/4/      PAYOUTS($) SATION($)/5/
   ------------------     ---- --------- ----------- ---------- ---------- ----------    ---------- ------------
Reuben Mark Chairman of   1997 1,122,500  2,724,055      --     3,379,485  2,600,000*        --       141,305
the Board and Chief       1996 1,021,000  1,656,302      --     2,416,800         --         --       130,802
Executive Officer         1995   984,667  1,000,000      --     1,516,063    228,148(/6/)    --       124,767
William S. Shanahan       1997   756,167  1,503,000      --     1,233,085    251,479         --       116,472
President and Chief       1996   716,917    859,478      --       415,160     88,000         --        94,488
Operating Officer         1995   685,667    487,000      --       355,429     82,000         --        81,923
Lois D. Juliber           1997   450,000    607,500      --       804,051    107,731         --        35,140
Executive Vice President  1996   388,958    350,097      --       188,660     73,172         --        25,540
Chief of Operations       1995   370,499    338,746      --       157,672    106,554         --        23,531
Developed Markets
David A. Metzler          1997   450,000    607,500      --       804,051     91,214         --        75,137
Executive Vice President  1996   391,000    269,037      --       188,660     40,000         --        47,459
Chief of Operations High  1995   371,958    193,171      --       157,672    113,650         --        47,019
Growth Markets
Andrew D. Hendry Senior   1997   372,500    508,950      --       151,644     54,685         --        36,504
Vice President General    1996   356,167    329,562      --       151,036     53,974         --        26,886
Counsel and Secretary     1995   339,875    168,000      --       128,818     35,632         --        21,616

--------
* Mr. Mark's 1997 stock option grant is a multi-year grant intended to cover the seven years from 1997 to 2003 and is in lieu of annual stock option grants that might otherwise have been made during that period. The exercise prices of the options are set at premiums ranging from 10% to 70% over the market price of the Common Stock at the date of grant. In addition, the options are subject to early expiration, as early as five years after the date of grant, if the price of the Common Stock does not achieve certain market levels. If these levels are achieved, the options have a ten-year term. One-half of the options vested on the date of grant, a portion of the balance vests in annual increments of 130,000 until 2001, and the remaining 780,000 options vest in 2002. The total grant date present value of the options, as shown in the Individual Grants Table on page 14 using a Black-Scholes based method, is estimated to be $14.3 million, which represents an average value of approximately $2 million per year over the seven-year period intended to be covered by the options. See also Individual Grants Table on page 14 and "1997 Chief Executive Officer Compensation" on pages 23-25.

                                        (Footnotes continue on following page.)

 /1/ Amounts include bonuses earned for the years indicated, paid on or before
     March 15 of the following year, consistent with past practice.
 /2/ None of the Named Officers received perquisites or other personal benefits in an amount large enough to require reporting in this column, nor did any of them receive any other compensation required to be reported in this column.
 /3/ Awards shown include those made for periods ended during the years indicated, awarded on or before March 15 of the following year, consistent with past practice. Awards vest over a period of a minimum of three years. Dividend equivalents accrue on the restricted stock during the vesting period. As of December 31, 1997, the Named Officers as a group held an aggregate of 537,013 shares of restricted stock, with a value of $39,470,456 based on the closing market price of the Common Stock on December 31, 1997 .


 The number and value of the restricted stock holdings of each of the Named Officers at December 31, 1997, are set forth below:

                                                          # OF SHARES  $ VALUE
                                                          ----------- ----------
     Reuben Mark.........................................   370,844   27,257,034
     William S. Shanahan.................................    92,233    6,779,126
     Lois D. Juliber.....................................    28,076    2,063,586
     David A. Metzler....................................    28,076    2,063,586
     Andrew D. Hendry....................................    17,784    1,307,124

 /4/ Amounts include reload options granted pursuant to the Accelerated
     Ownership Feature of the Company's Stock Option Plans. This feature was implemented to promote increased employee share ownership by encouraging the early exercise of options and retention of shares. Under this feature, if an employee uses shares he or she already owns to pay the exercise price of a stock option or the related taxes withheld, he or she receives a new option for an equal number of shares at the then current market price with the same expiration date as the original option. The incremental shares received upon exercise of the stock option over the shares surrendered are restricted from sale for a period of two years. The new, or reload, option grant does not result in an increase in the combined total number of shares and options held by an employee prior to the exercise.

 The number of reload options included in the amounts shown in column (g) for 1997, 1996 and 1995 are as follows:

                                                           1997    1996   1995
                                                          ------- ------ -------
     Reuben Mark.........................................      --     -- 228,148
     William S. Shanahan................................. 169,479     --      --
     Lois D. Juliber.....................................  25,731 35,172  70,554
     David A. Metzler....................................   9,214     --  75,650
     Andrew D. Hendry....................................  28,685 27,974   9,632

 See also Individual Grants Table on page 14.

 /5/ Amounts shown in All Other Compensation, column (i), are pursuant to programs available to all employees generally, broken down as follows for 1997:

                                                           SUPPLEMENTAL
                           SAVINGS &                        SAVINGS &
                           INVESTMENT                       INVESTMENT      VALUE OF
                              PLAN      RETIREE   SUCCESS      PLAN       COMPANY PAID
                            COMPANY    INSURANCE  SHARING    COMPANY     LIFE INSURANCE
       NAMED OFFICER          MATCH     ACCOUNT   ACCOUNT      MATCH        PREMIUMS
       -------------       ----------- ---------- -------- ------------- ---------------
  Reuben Mark.............    6,685      34,856    3,125      79,923         16,716
  William S. Shanahan.....    6,685      34,856    3,125      45,640         26,166
  Lois D. Juliber.........    5,252       1,743    3,125      20,202          4,818
  David A. Metzler........    6,685      34,856    3,125      20,172         10,299
  Andrew D. Hendry........    5,252      10,457    3,125      12,210          5,460

 The amounts shown as Savings and Investment Plan Company Match, Retiree Insurance Account and Success Sharing Account represent the value (as of the time of allocation) of shares of Series B Convertible Preference Stock allocated to the Named Officers' accounts under the Savings and Investment Plan. Premium payments for life insurance were not made pursuant to split dollar life insurance arrangements.

 /6/ The amount shown represents options granted exclusively under the Accelerated Ownership Feature of the 1987 Stock Option Plan. See footnote 4 above. Mr. Mark did not receive an annual stock option grant in 1995.

1997 OPTION GRANTS

The following table shows information regarding grants of stock options in 1997 to the Named Officers. The table includes both new options granted in 1997 and reload options granted automatically under the Accelerated Ownership Feature of the Company's Stock Option Plans described on page 12 in footnote
4. Use of the Accelerated Ownership Feature does not result in an increase in the total combined number of shares and options held by an employee. The Company did not grant any stock appreciation rights during 1997.

                               INDIVIDUAL GRANTS
-------------------------------------------------------------------------------

          (a)                (b)          (c)           (d)        (e)         (f)
                         NUMBER OF    % OF TOTAL
                         SECURITIES    OPTIONS
                         UNDERLYING   GRANTED TO     EXERCISE              GRANT DATE
                          OPTIONS     EMPLOYEES      OR BASE                PRESENT
   EXECUTIVE OFFICER      GRANTED   IN FISCAL YEAR PRICE ($/SH) EXP. DATE VALUE ($)/8/
   -----------------     ---------- -------------- ------------ --------- ------------
Reuben Mark
 11/97 Grant/1/.........   260,000       3.38%        68.6125      (/1/)    1,827,696
                           260,000       3.38%        74.8500      (/1/)    1,616,888
                           260,000       3.38%        81.0875      (/1/)    1,705,145
                           260,000       3.38%        87.3250      (/1/)    1,609,465
                           260,000       3.38%        93.5625      (/1/)    1,556,035
                         1,300,000      16.88%       106.0375      (/1/)    6,036,355
                         ---------      -----                              ----------
  TOTAL................. 2,600,000      33.78%                             14,351,584
                         =========      =====                              ==========
William S. Shanahan
 9/97 Grant/2/..........    82,000       1.06%        62.1563   09/11/07      880,915
 8/97 Reload
  Options/3/............   169,479       2.20%        73.1563      (/5/)    1,369,876
                         ---------      -----                              ----------
  TOTAL.................   251,479       3.26%                              2,250,791
                         =========      =====                              ==========
Lois D. Juliber
 5/97 Grant/4/..........    40,000       0.52%        55.2813   05/01/07      666,664
 9/97 Grant/2/..........    42,000       0.55%        62.1563   09/11/07      451,199
 8/97 Reload
  Options/3/............    25,731       0.33%        73.1563      (/6/)      214,722
                         ---------      -----                              ----------
  TOTAL.................   107,731       1.40%                              1,332,585
                         =========      =====                              ==========
David A. Metzler
 5/97 Grant/4/..........    40,000       0.52%        55.2813   05/01/07      666,664
 9/97 Grant/2/..........    42,000       0.55%        62.1563   09/11/07      451,199
 4/97 Reload
  Options/3/............     9,214       0.12%        55.3438   09/07/98       54,017
                         ---------      -----                              ----------
  TOTAL.................    91,214       1.19%                              1,171,880
                         =========      =====                              ==========
Andrew D. Hendry
 9/97 Grant/2/..........    26,000       0.33%        62.1563   09/11/07      279,316
 8/97 Reload
  Options/3/............    28,685       0.37%        70.7500      (/7/)      231,500
                         ---------      -----                              ----------
  TOTAL.................    54,685       0.70%                                510,816
                         =========      =====                              ==========

                                                 (Footnotes on following page.)

--------
/1/ Mr. Mark's 1997 stock option grant is a multi-year grant intended to cover the seven years from 1997 to 2003 and is in lieu of annual stock option grants that might otherwise have been made during that period. The exercise prices of the options are set at premiums ranging from 10% to 70% over the market price of the Common Stock at the date of grant. In addition, the options are subject to early expiration, as early as five years after the date of grant, if the price of the Common Stock does not achieve certain market levels. If these levels are achieved, the options have a ten-year term. One-half of the options vested on the date of grant, a portion of the balance vests in annual increments of 130,000 until 2001, and the remaining 780,000 options vest in 2002. The total grant date present value of the options, as shown above, represents an average value of approximately $2 million per year over the seven-year period intended to be covered by the options. See also "1997 Chief Executive Officer Compensation" on pages 23-25.

/2/ The September 1997 option grants become exercisable in increments of one-third annually commencing on the first anniversary date of the option grant and become fully exercisable on the third anniversary date thereof.

/3/ Reload options received pursuant to the Accelerated Ownership Feature become fully exercisable six months after the date of grant and terminate on the expiration date of the original option. See also footnote 4 on page 12.

/4/ The May 1997 option grants become exercisable in increments of one-third annually commencing on the fifth anniversary date of the option grant and become fully exercisable on the eighth anniversary date thereof.

/5/ Includes/the following options received pursuant to the Accelerated Ownership Feature: 29,311 expiring on 09/07/98; 2,104 expiring on 09/12/00; 46,191 expiring on 10/10/01; 8,498 expiring on 09/03/02; 51,019 expiring on
     09/01/03; and 32,356 expiring on 09/07/04.

/6/ Includes the following options received pursuant to the Accelerated Ownership Feature: 1,933 expiring on 09/13/99; 13,237 expiring on 09/12/00; and 10,561 expiring on 10/10/01.

/7/ Includes the following options received pursuant to the Accelerated Ownership Feature: 6,494 expiring on 09/03/02; 10,238 expiring on 09/01/03; and 11,953 expiring on 09/07/04.

/8/ Amounts shown are estimates of the value of the options calculated using a Black-Scholes based option valuation model. The material assumptions and adjustments incorporated into the model include the exercise price of the option, the option term until exercise (ranging from two to seven years), an interest rate factor based on the U.S. Treasury rate over the option term (ranging from 5.8% to 6.4%), a volatility factor based on the standard deviation of the price of the Common Stock (ranging from 17% to 26%) and a dividend rate based on the annualized dividend rate per share of Common Stock. The actual value of the options, if any, will depend on the extent to which the market value of the Common Stock exceeds the price of the option on the date of exercise. Management believes that the Black-Scholes model was not developed for the purpose of valuing employee stock options, particularly those having rights such as the Accelerated Ownership Feature. There can be no assurance that this Black-Scholes based model will approximate the value the executive will actually realize.

1997 OPTION EXERCISES AND YEAR-END VALUES

The following table shows information regarding the exercise of stock options during 1997 by the Named Officers and the number and value of any unexercised stock options as of December 31, 1997.

           (a)                  (b)          (c)          (d)           (e)
                                                       NUMBER OF
                                                      SECURITIES     VALUE OF
                                                      UNDERLYING    UNEXERCISED
                                                      UNEXERCISED  IN-THE-MONEY
                                                      OPTIONS AT    OPTIONS AT
                              SHARES                  FY-END (#)    FY-END ($)
                           ACQUIRED ON     VALUE     EXERCISABLE/  EXERCISABLE/
    EXECUTIVE OFFICER      EXERCISE (#) REALIZED ($) UNEXERCISABLE UNEXERCISABLE
    -----------------      ------------ ------------ ------------- -------------
Reuben Mark...............   305,716     18,164,302   4,941,566/   148,599,446/
                                                       1,300,000        635,375
William S. Shanahan.......   328,562     15,508,627     376,127/    15,746,133/
                                                         337,480      3,987,407
Lois D. Juliber...........    38,474      1,587,053     189,718/     7,321,742/
                                                         145,065      2,516,757
David A. Metzler..........    24,586        726,991     226,296/     9,205,514/
                                                         121,334      2,577,853
Andrew D. Hendry..........    45,240      1,961,937      96,685/     3,651,190/
                                                          80,686      1,283,042

The option values shown above reflect an increase in the market value of the Company from $2.7 billion as of December 31, 1987 (the earliest grant year of the options reported above) to $21.7 billion as of December 31, 1997.

On March 6, 1997, the Board of Directors approved repurchases of Common Stock by the Company, in its discretion, from officers and directors of the Company, primarily as a vehicle for satisfying their tax obligations related to stock option exercises. Since that date, the Company has purchased Common Stock from the Named Officers and eight other officers and directors of the Company pursuant to such authorization. In most cases, these purchases were made in connection with stock option exercises under the Accelerated Ownership Feature, the use of which by an officer or director results in an increase in his or her share ownership. Two non-employee directors (Jill K. Conway and David W. Johnson, the Chair and Deputy Chair of the P&O Committee) approve all such purchases.

RETIREMENT PLAN

Table A below shows the estimated maximum annual retirement benefit payable to persons (including the Named Officers) retiring in 1998 under the "final average earnings" formula of the Colgate Employees' Retirement Income Plan (the "Retirement Plan"). Table B shows the estimated annual retirement benefit for each of the Named Officers payable under the Colgate Personal Retirement Account ("PRA") formula, which was added to the Retirement Plan on July 1, 1989. All salaried employees of the Company employed at June 30, 1989 were offered a one-time election to maintain the Retirement Plan's benefit under the "final average earnings" formula by making monthly contributions of 2% of recognized earnings (described below) up to the Social Security wage base and 4% of recognized earnings in excess of the wage base. All of the Named Officers (excluding Mr. Hendry) made this one-time election in 1989. The Named Officers and other employees who so elected are entitled at retirement to receive the greater of the benefit under the "final average earnings" benefit formula (Table A) or the benefit under the PRA formula (Table B). Those who did not so elect are entitled at retirement to receive the benefit under the PRA formula only.

                                    TABLE A

                               (EXPRESSED IN $)

                                             YEARS OF SERVICE
REMUNERATION /1/,/2/,/3/    15      20       25        30        35        40
------------------------  ------- ------- --------- --------- --------- ---------
  500,000...............  135,000 180,000   225,000   270,000   315,000   360,000
  750,000...............  202,500 270,000   337,500   405,000   472,500   540,000
1,250,000...............  337,500 450,000   562,500   675,000   787,500   900,000
1,750,000...............  472,500 630,000   787,500   945,000 1,102,500 1,260,000
2,250,000...............  607,500 810,000 1,012,500 1,215,000 1,417,500 1,620,000
2,750,000...............  742,500 990,000 1,237,500 1,485,000 1,732,500 1,980,000

--------
/1/ Remuneration equals "final average earnings," which is the average of the individual's highest consecutive three years of "recognized earnings" out of the ten years immediately preceding retirement. For the Named Officers, "recognized earnings" is the sum of the regular salary earned during the prior year (column (c) in the Summary Compensation Table on page 11), or annual salary as of January 1, if higher, plus the cash bonus paid during the preceding calendar year (column (d) in the Summary Compensation Table on page 11).

/2/ The number of years of credited service under the Retirement Plan as of January 1, 1998 for the Named Officers are: Mr. Mark--34 years 7 months; Mr. Shanahan--32 years 5 months; Ms. Juliber--9 years 5 months; Mr. Metzler--32 years 11 months; and Mr. Hendry--6 years 10 months.

/3/ Includes payments under the Supplemental Salaried Employees' Retirement Plan in excess of limitations under the Internal Revenue Code of 1986, as amended. Benefits are computed by multiplying "final average earnings" by the product of years of credited service and 1.8%. Benefits payable under the Supplemental Salaried Employees' Retirement Plan are subject to a maximum of 70% of the sum of the individual's base salary at retirement and bonus for the calendar year immediately preceding retirement, less benefits payable under the basic Retirement Plan. Benefits are subject to an offset for Social Security and certain other benefits.

Benefits under the PRA are determined as follows: On July 1, 1989, an account with an opening balance was established for each eligible person employed on June 30, 1989, equal to the greater of

(i) the lump-sum value of the pension then accrued under the Retirement Plan's "final average earnings" formula or (ii) an amount calculated by aggregating the monthly pay-based credits which would have been made to the employee's account had the PRA always been in effect. Thereafter, and with respect to PRA accounts established for any eligible employee hired on or after July 1, 1989, monthly pay-based credits are accumulated in an employee's account, being determined as a percentage of the employee's monthly recognized earnings in accordance with the following formula:

                                            UP TO 1/4 OF        OVER 1/4 OF
                                           SOCIAL SECURITY  THE SOCIAL SECURITY
   YEARS OF SERVICE                           WAGE BASE          WAGE BASE
   ----------------                        ---------------- --------------------
   0-9....................................       2.50%              3.75%
   10-14..................................       3.00%              4.50%
   15-19..................................       4.00%              6.00%
   20-24..................................       5.35%              8.00%
   25 or more.............................       7.50%             11.25%

In addition, the employee's account is credited monthly with interest at an annual rate of 2% over the current six-month Treasury bill rate, adjusted quarterly.

                                    TABLE B

Table B shows the estimated annual retirement benefits payable under the PRA for each of the Named Officers, based on 1998 recognized earnings and assuming no future increases in such earnings and an annuity rate of 9%:

                                                         YEAR       AMOUNT OF
                                                       REACHING      LEVEL
                                                        AGE 65   ANNUITY ($) /1/
                                                       --------- ---------------
   Reuben Mark........................................   2004       1,248,120
   William S. Shanahan................................   2005         736,008
   Lois D. Juliber....................................   2014         314,159
   David A. Metzler...................................   2007         450,112
   Andrew D. Hendry...................................   2012         158,601

--------
/1/ Includes payments in excess of Internal Revenue Code limitations under the Supplemental Salaried Employees' Retirement Plan. Benefits payable under the Supplemental Salaried Employees' Retirement Plan are subject to a maximum of 70% of the sum of the individual's base salary at retirement and bonus for the calendar year immediately preceding retirement, less benefits payable under the basic Retirement Plan.

EXECUTIVE SEVERANCE PLAN AND OTHER ARRANGEMENTS

The Executive Severance Plan (the "Severance Plan") was adopted by the Board of Directors effective September 1, 1985, and was last amended as of June 8, 1995. The Severance Plan is administered by the Personnel and Organization Committee (the "P&O Committee"). The P&O Committee selects participants from among the executive officers and other key personnel of the Company and has selected the Named Officers, among others, as participants.

If within two years of a change of control of the Company (as defined in the Severance Plan), an executive participating in the Severance Plan terminates employment due to an adverse change in conditions of employment or the Company terminates the executive's employment other than for cause (defined as serious willful misconduct likely to result in material economic damage to the Company), the executive is entitled to receive, in a lump sum, an amount equal to between 12 and 36 months of compensation and a pro rata cash bonus under the Executive Incentive Compensation Plan for the period prior to termination. Compensation is defined to include the executive's base salary as of the termination date plus his or her highest cash award under the Executive Incentive Compensation Plan within the last five years. If an outside accounting firm determines that receipt of such a lump sum under the Severance Plan would subject the executive officer to tax under Section 4999 of the Internal Revenue Code of 1986, as amended, he or she may elect to receive in lieu of such lump sum, a reduced amount resulting in equal or greater net after-tax aggregate payments than would be received by payment of the lump sum.

In addition, the Company has made commitments to participants in the Severance Plan that if it terminates the employment of a participant at its convenience rather than as a result of a change of control, it will continue the participant's base salary and certain benefits for a period ranging from nine to 36 months. No payments are made in the event of a voluntary termination (which does not include termination due to an adverse change in conditions of employment) or termination for cause. In addition, the period during which salary is continued and benefits are paid does not extend beyond attainment of age 65 or attainment of 85 or more combined years of age and service with the Company.

Other arrangements relating to a change of control contained in existing Company benefit plans are as follows. Under the Company's Stock Option Plans, all outstanding stock options held by employees, whether or not then currently exercisable, become immediately exercisable upon a change of control. Under the Non-Employee Director Stock Option Plan, all outstanding options granted to non-employee directors also become immediately exercisable upon a change of control regardless of whether or not they were then fully vested and exercisable, or the options may be surrendered for the difference between their exercise price and the stock's current value. In addition, the vesting of restricted stock awards to employees granted under the Executive Incentive Compensation Plan is accelerated upon a change of control. With respect to the Supplemental Salaried Employees' Retirement Plan, which is an unfunded plan, the Company has arranged for a letter of credit which requires the issuing bank to fund the accrued benefits payable under such plan in the event of a change of control of the Company and the Company's refusal to pay the benefit. Funding will be made by payments to a trust, which currently is subject to the claims of the Company's creditors in the event of an insolvency.

COMPENSATION COMMITTEE INTERLOCKS

As discussed above, the members of the P&O Committee during 1997 were Mrs. Conway and Messrs. Ferguson, Johnson, Kendall and Lewis. All five members are non-management directors, and none has any direct or indirect material interest in or relationship with the Company or any of its subsidiaries, other than stockholdings as discussed above and as related to his or her position as director. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity, any of whose executive officers served either on the Company's Board of Directors or the P&O Committee.

P&O COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's executive compensation practices are designed to support its business goals of fostering profitable growth and increasing shareholder value. The Company seeks to align the interests of executives and stockholders through the use of stock-based compensation plans. In addition, the Company's policy is to pay for performance; that is, the better the individual, team, business unit and/or global performance against established goals and objectives, the greater the compensation reward. Finally, each element of the Company's compensation package is designed to be competitive with the compensation practices of other leading consumer products and industrial companies.

The P&O Committee is composed entirely of non-management directors. In addition to using Company resources, the P&O Committee periodically retains the services of independent compensation consultants to help it assess the competitiveness and effectiveness of the Company's executive compensation practices in general and for the Chief Executive Officer in particular. In 1994, Towers Perrin consulted with the P&O Committee in its review of Section 162(m) of the Internal Revenue Code of 1986, as amended, and in developing modifications to existing compensation plans to qualify compensation paid to the Company's executive officers for deductibility. The Company's practice is to maximize the deductibility of compensation paid to executive officers, to the extent possible consistent with the Company's objective to attract and retain high caliber executives. In 1995, Towers Perrin conducted a comprehensive review of the Company's long term incentive program including the appropriateness of the performance measures, payout levels relative to performance and the competitiveness of the plan design features. In 1996, Hewitt & Associates and Towers Perrin contributed to a comprehensive review of the competitiveness of the Company's executive salary and bonus and long term incentive programs, including a review of the Chief Executive Officer's annual compensation. In 1997, Towers Perrin reviewed the long term incentive compensation of the Chief Executive Officer, as discussed later in this report.

The P&O Committee reviewed and recommended the overall compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the non-management directors of the Board. In addition, the P&O Committee reviewed and approved, and the Board ratified, the overall compensation of the other executive officers of the Company. The key elements of compensation used by the Company are base salary and performance-based incentives including annual cash bonuses, stock options, restricted stock grants and other long term incentives. This report discusses the Company's practices regarding each of these elements as applied to the executive officers generally and concludes with a separate discussion of Mr. Mark's compensation in particular.

BASE SALARY

The Company's practice is to pay salaries that are competitive with a comparison group of other leading consumer products and industrial companies (the "Comparison Group"). The companies in the Comparison Group are selected and periodically updated by the Company's Human Resources department based on the recommendation of independent compensation consultants and are reviewed and approved by the P&O Committee. While the Comparison Group is comprised primarily of consumer products companies, companies outside the consumer products field are also included because the Company believes, and the P&O Committee concurs, that the market for executive talent is broader than simply other consumer products companies. The peer group used in the Stock Price Performance Graphs on page 26 is composed solely of companies with whom the Company competes in one or more of its primary businesses (the "Peer Group").

The midpoint of the salary range for executive officers is set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. Annual salary adjustments are based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group and the Company's overall annual salary budget guidelines. If an executive officer is responsible for a particular business unit, this unit's financial results are taken into account. In addition, other performance measures, such as improvements in customer service, faster product development, improving market share of Colgate brands, global expansion and productivity increases, are considered.

The direct manager of each officer recommends such officer's salary increase based on the factors discussed above. In 1997, salaries for executive officers as a group were above the median of the Comparison Group for similar jobs.

ANNUAL CASH BONUS

In 1997, the Company's executive officers were eligible for annual cash bonuses under the Executive Incentive Compensation Plan ("EICP" or the "EICP Plan").

Annual bonuses under the EICP Plan for the Chief Executive Officer, the four executive officers who report directly to him and the two Executive Vice Presidents/Chiefs of Operation (the "Designated Executives") are payable only upon the successful attainment of specific performance measures established in advance by the P&O Committee. The amount of the annual EICP bonus for the Designated Executives is based upon the degree of achievement of the pre-established performance measures, subject to the P&O Committee's discretion to adjust awards downward. The pre-established performance measure for 1997 was an earnings per share goal.

The Designated Executives were assigned threshold, target and maximum bonus award opportunities for EICP cash bonuses. The targets were set generally at the median of the Comparison Group. In 1997 the Company exceeded its earnings per share goal. EICP cash bonuses granted to the Designated Executives were limited to two times target.

Bonuses for executive officers other than Designated Executives were determined by a formula based on the financial performance of the Company as a whole or the business unit to which an executive was assigned as well as the achievement of individual and team goals. Financial performance measures were based on the budgetary process, which permits adjustments from time to time to take account of unusual items beyond the control of the Company or business unit involved. For 1997, the Company-wide financial performance measure was an earnings per share goal, and this applied to all executive officers with corporate-wide responsibilities. The business unit financial measures were sales and profit, and these applied to all officers with specific business unit responsibilities.

Executive officers other than the Designated Executives were also assigned threshold, target and maximum bonus award opportunities based on their grade levels. Target award opportunities were set generally at the median of the Comparison Group. If the Company or business unit exceeds its earnings per share or sales and profit goals, above-target bonuses may be granted. If the minimum financial goals are not met, bonuses, if any, may be below the target level. Since during 1997 the Company exceeded its earnings per share goal and most business units exceeded their sales and profit goals, EICP cash bonuses for these executive officers were generally above target.

As a separate grant outside the EICP Plan, the Board of Directors made discretionary cash awards to the Designated Executives, approximating 11% of their total cash bonuses, to recognize properly the contributions of these executives to the Company's outstanding 1997 results. These efforts included the successful launches of Colgate Total in the U.S. and Sorriso in Brazil, record levels of cash generation, management's continued focus on expense containment strategies and the Company's outstanding earnings per share growth versus the Peer Group.

Total cash awards for all executive officers as a group exceeded median bonus levels of the Comparison Group.

LONG TERM PERFORMANCE-BASED INCENTIVES

Colgate has two principal compensation vehicles for encouraging the long term growth and performance of the Company. The first is stock options granted under the Company's Stock Option Plans, and the second is restricted stock awards under the Long Term Global Growth Program of the EICP Plan. In addition, from time to time, stock options and restricted stock awards also may be granted for special recognition and retention purposes.

THE 1997 STOCK OPTION PLAN

Under the Company's 1997 Stock Option Plan, stock options are generally granted annually to executive officers. Guidelines for the size of annual stock option awards are developed based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. Since the Company and the P&O Committee view the granting of stock options as a way to obtain competitive compensation advantage, the Company's strategy is to set target award levels at the 75th percentile of the Comparison Group. Actual award grants may vary from the target based on individual performance, business unit performance or the assumption of increased responsibilities. In the event of poor corporate performance, the P&O Committee may decide not to grant annual stock options. 1997 stock option awards for executive officers as a group were below the Comparison Group target award levels. However, as a result of the 1996 review of executive compensation, the Company is gradually increasing annual stock option awards to reach the Comparison Group target award levels in 1998. The amount and terms of current stock holdings by executive officers did not influence grant decisions.

Stock options during 1997 (other than options granted under the Accelerated Ownership Feature described on page 12 in footnote 4 and those granted to the Chief Executive Officer described below) were granted with an exercise price equal to the market price of the Common Stock on the date of grant and have a ten-year term. The annual stock option grants vest in equal annual installments over three years. This approach is designed to motivate the creation of stockholder value over the long term since the full benefit of the stock option grant cannot be realized unless stock price appreciation occurs over a number of years. In addition, the Accelerated Ownership Feature of the Company's Stock Option Plans facilitates ownership and retention of Common Stock by executive officers of the Company. Since its inception, the Accelerated Ownership Feature has resulted in a significant increase in ownership of Common Stock by executive officers of the Company.

THE LONG TERM GLOBAL GROWTH PROGRAM

Under the Long Term Global Growth Program, long term incentive awards for Designated Executives are granted based on whether the Company achieves targeted levels of growth in compounded global annual net sales and earnings per share over a three-year measurement period. (For purposes of the Long Term Global Growth Program, during 1997 "Designated Executives" also included Division Presidents.) For executive officers other than Designated Executives, in addition to these financial measures, supplemental measures relating to the Company's business fundamentals are established from time to time and influence awards. The performance measures may be adjusted for unusual items beyond the control of the Company.

Each year an executive officer is assigned a threshold, target and maximum award opportunity that is realizable if the Company meets or exceeds specific financial goals over the following three years. The target award opportunities are set in dollars as a percentage of salary ranging from approximately the median to the seventy-fifth percentile of the Comparison Group, except for the Chief Executive Officer's target which is expressed as a specific number of shares. At the end of the measurement period, awards are made in the form of restricted stock based on the fair market value of the Common Stock on the date the award is made. Grants of awards are subject to the discretion of the P&O Committee. Once awarded after the three-year measurement period, the restricted stock grants are subject to possible forfeiture for an additional three year period if the executive's employment with the Company is terminated during that time.

The P&O Committee granted restricted stock awards to executive officers other than the Designated Executives under the Long Term Global Growth Program for 1997 based on compounded net sales and earnings per share growth over the 1995 through 1997 measurement period and supplemental measures established for the same period. The supplemental measures were cash generation, marketing and sales effectiveness and customer service. All such executives received an above-target award.

Designated Executives received restricted stock awards under the Long Term Global Growth Program for 1997 based on compounded net sales and earnings per share growth over the 1995-1997 measurement period. As a separate grant, the Board of Directors made discretionary restricted stock awards to the Designated Executives in order to recognize properly the contributions of these executives to the Company's outstanding 1997 results based on the efforts described on page 22 above. In the case of Mr. Mark and several other Designated Executives, the total of the restricted share grant under the Long Term Global Growth Program and the separate grant of restricted shares was below target. In other cases, the total was above target.

The amount and terms of current stock holdings by executive officers did not influence grant decisions.

1997 CHIEF EXECUTIVE OFFICER COMPENSATION

The P&O Committee reviewed and recommended the overall compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the directors of the Company other than Mr. Mark, all of whom are non-management directors. As discussed in the Base Salary section above, the midpoint of the salary range for executive officers is set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. In setting Mr. Mark's 1997 base salary, the key factor the P&O Committee considered was the finding of the 1996 executive compensation review that Mr. Mark's salary was below the seventy-fifth percentile of the Comparison Group. Given Mr. Mark's tenure as Chairman and Chief Executive Officer and the outstanding results achieved during this period, the P&O Committee determined that Mr. Mark's salary should be closer to the seventy-fifth percentile of the Comparison Group. Other factors included the Company's pre-established guidelines for determining salary increases, the Company's success in exceeding its sales and profit goals in 1996 and Mr. Mark's individual performance and contributions to the continuing success and increased value of the Company. During 1997, the P&O Committee increased Mr. Mark's salary by 11.8%. As a result, Mr. Mark's 1997 salary was set at approximately the sixtieth percentile of the Comparison Group.

As discussed above in the Annual Cash Bonus section, the Chief Executive Officer's annual EICP bonus is payable based upon the successful attainment of specific performance measures established in advance by the P&O Committee, subject to the P&O Committee's discretion to adjust the award downward. During 1997, the pre-established performance measure was an earnings per share goal. Mr. Mark was awarded a total cash bonus of $2,724,055. Included in this award are the formula-driven EICP bonus award and a separate, discretionary cash award as discussed on page 22 above. Given the outstanding results achieved in 1997, total cash awards for the Chief Executive Officer and executive officers as a group exceeded median bonus levels of the Comparison Group.

In 1997, the P&O Committee retained Towers Perrin to help design a new long term incentive program for Mr. Mark for 1997 and beyond. This review was initiated in 1997, one year earlier than originally anticipated, following the results of the 1996 executive compensation review which showed that Mr. Mark's long term incentive compensation had fallen significantly below the median of the Comparison Group. The P&O Committee approved a new program in 1997 that is designed to give the Chief Executive Officer strong incentive to lead the Company to achieve exceptional results. The program is structured to provide a substantial benefit to Mr. Mark if the performance of the Company is outstanding, but a modest benefit or no benefit at all if the Company's performance is average or below average.

Under the new program, Mr. Mark received a multi-year grant of "above-market" stock options intended to cover grants that might otherwise have been made during the seven years from 1997 to 2003. Options on 2,600,000 shares were granted, all at prices above the market price of the Common Stock on the date of grant (November 7, 1997). The premium exercise price and vesting schedule for the options are as follows:

    NUMBER OF OPTIONS             PREMIUM EXERCISE PRICE    VESTING SCHEDULE
    -----------------             ---------------------- -----------------------
                                                         50% on date of grant
      260,000...................  10% above market price 50% on November 7, 1998
                                                         50% on date of grant
      260,000...................  20% above market price 50% on November 7, 1999
                                                         50% on date of grant
      260,000...................  30% above market price 50% on November 7, 2000
                                                         50% on date of grant
      260,000...................  40% above market price 50% on November 7, 2001
                                                         50% on date of grant
      260,000...................  50% above market price 50% on November 7, 2002
                                                         50% on date of grant
    1,300,000...................  70% above market price 50% on November 7, 2002

For these options to result in gains for Mr. Mark, the stock price must grow in excess of the applicable price premium during the term of the options. The term of the options is ten years, but will expire at the end of five years from the date of grant if at any point during this period the closing price of the Common Stock has not reached or exceeded a 50% premium over the market price on the date the options were granted. The option term is again subject to early expiration at the end of seven years from the date of grant if at any point during this period the Common Stock closing price has not reached or exceeded a 70% premium over the market price on the date of grant.

As part of the new long term incentive program developed for Mr. Mark, the P&O Committee also approved Mr. Mark's continuing participation in the Company's Long Term Global Growth Program described below.

Mr. Mark's target award opportunity under this program was 48,600 shares for the measurement period 1995-1997. As discussed above in the Long Term Global Growth Program section, the P&O Committee granted restricted stock awards to executive officers under the Long Term Global Growth Program for 1997 based on compounded net sales and earnings per share growth over the 1995 through 1997 measurement period. The Chief Executive Officer and all Designated Executives received an award below target based on this pre-established formula. Mr. Mark was granted 33,777 restricted shares for the 1995-1997 measurement period, below his target of 48,600. As a separate grant, the Board of Directors granted Mr. Mark 8,900 additional restricted shares in order to recognize properly his contribution to the Company's outstanding 1997 results. The sum of Mr. Mark's restricted share grant under the Long Term Global Growth Program and the separate grant of restricted shares was also below his target.

In summary, the P&O Committee believes that executive performance significantly influences Company performance. Therefore the P&O Committee's approach to executive compensation is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided that there is appropriate downside risk if performance targets are not met.

The foregoing report has been furnished by Mrs. Conway (Chair) and Messrs. Ferguson, Johnson, Kendall and Lewis.

STOCK PRICE PERFORMANCE GRAPHS

The graphs on the following page compare cumulative total stockholder returns on the Common Stock against the S&P Composite-500 Stock Index and a Peer Group index for a ten-year and a five-year period each ending December 31, 1997.

                     10 Year Stock Price Performance Graph

                    [Colgate-Palmolive Peer Group S&P 500]

                         [GRAPH APPEARS HERE]

                    1987   1988  1989  1990  1991  1992  1993  1994 1995 1996 1997
Colgate-Palmolive    100    124   173   206   281   327   375   391  445  598  970
       Peer Group    100    108   152   160   198   214   229   262  340  450  634
          S&P 500    100    117   154   149   194   209   230   233  321  394  526




                    5 Year Stock Price Performance Graph

                    [Colgate-Palmolive Peer Group S&P 500]

                             [GRAPH APPEARS HERE]

                   1992  1993  1994  1995  1996  1997
Colgate-Palmolive   100   115   120   136   183   296
       Peer Group   100   107   123   159   211   297
          S&P 500   100   110   112   153   189   252

The 1997 return for the Common Stock shown on these graphs is based on a closing price per share as of December 31, 1997 of $73.50; as of the date of this proxy statement's printing, March 19, 1998, the closing price per share of the Common Stock was $85.1875.

The companies included in the Peer Group index compete with the Company in one or more of its primary businesses and are the same as included in last year's proxy statement. The companies are as follows: Avon Products, Inc., Clorox Company, Dow Chemical Company (Dow Brands), Gillette Company, Ralston Purina Company (Pet Foods Division), The Procter & Gamble Company, Quaker Oats Company (Pet Foods Division) and Unilever N.V. The Comparison Group discussed in the P&O Committee Report earlier in this proxy statement includes other industrial companies and consumer products companies for reasons discussed in the report.

2. APPROVAL OF SELECTION OF AUDITORS

The Board of Directors, on the recommendation of the Audit Committee, has selected Arthur Andersen LLP as auditors for the year ending December 31, 1998. Arthur Andersen LLP has audited the accounts of the Company since its incorporation. The Board of Directors considers it desirable to continue the services of Arthur Andersen LLP. Representatives of Arthur Andersen LLP are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to questions. If the stockholders should fail to approve the selection of auditors, auditors will be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS.

FUTURE STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the proxy materials relating to the 1999 Annual Meeting of Stockholders must be received by the Company no later than November 24, 1998.

OTHER BUSINESS

Management has no present intention of submitting any matters to the meeting other than those set forth above. It knows of no additional matters that will be presented by others. However, with respect to any other business that may come before the meeting, the persons designated in the enclosed proxy will vote in accordance with their best judgment.

By order of the Board of Directors.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary

                       [COLGATE-PALMOLIVE COMPANY--LOGO]




                            NOTICE OF ANNUAL MEETING
                      OF STOCKHOLDERS AND PROXY STATEMENT





[LOGO]  Printed on Recycled Paper

--------------------------------------------------------------------------------

PROXY

                            COLGATE-PALMOLIVE COMPANY
                       300 Park Avenue, New York, NY 10022

                    Proxy Solicited by the Board of Directors
                        for Annual Meeting on May 7, 1998

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, JILL K. CONWAY and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares which the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held at New York, New York on May 7, 1998 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

                                       Election of Directors, Nominees:
                                       J.K. Conway, R.E. Ferguson,
                                       E.M. Hancock, D.W. Johnson, J.P. Kendall,
                                       R.J. Kogan, D.E. Lewis, R. Mark,
                                       H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.



                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  0124
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                In its discretion, the Proxy Committee is
                                                                                authorized to vote upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]




                                 ANNUAL MEETING
                                       OF
                     COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                              Thursday, May 7, 1998
                                Marriott Marquis
                                   10:00 a.m.
                                Broadway Ballroom
                                  1535 Broadway
                           (45th Street and Broadway)
                                  New York, NY

o Your vote is important to us. Please detach the above proxy, sign the card and insert it in the enclosed envelope at your earliest convenience. Further, be advised that your vote is held in confidence by our outside tabulator, First Chicago Trust Company of New York.

o If you intend to attend the meeting, please fill out and mail separately the enclosed ticket request.

--------------------------------------------------------------------------------

                         COLGATE-PALMOLIVE, S.A. DE C.V.
                             RETIREMENT/PENSION PLAN
                              AND SENIORITY PREMIUM


To:  Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                           Election of Directors, Nominees:
                                           J.K. Conway, R.E. Ferguson,
                                           E.M. Hancock, D.W. Johnson,
                                           J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                           R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.


                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  0935
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]

--------------------------------------------------------------------------------

                            COLGATE-PALMOLIVE GERMANY
                               STOCK/SAVINGS PLAN


To:  Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                           Election of Directors, Nominees:
                                           J.K. Conway, R.E. Ferguson,
                                           E.M. Hancock, D.W. Johnson,
                                           J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                           R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  1956
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]

--------------------------------------------------------------------------------

                             COLGATE-PALMOLIVE U.K.
                               STOCK/SAVINGS PLAN


To:  Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee/Custodian at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                           Election of Directors, Nominees:
                                           J.K. Conway, R.E. Ferguson,
                                           E.M. Hancock, D.W. Johnson,
                                           J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                           R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will not be voted.



                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  1957
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee/Custodian in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]

--------------------------------------------------------------------------------

                         COLGATE-PALMOLIVE PHILS., INC.
                               STOCK/SAVINGS PLAN


To:  Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in Funds "C" and "D" of the CPPI Employees' Retirement Plan shall be voted by the Trustee/Custodian at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                           Election of Directors, Nominees:
                                           J.K. Conway, R.E. Ferguson,
                                           E.M. Hancock, D.W. Johnson,
                                           J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                           R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted by the Custodian in accordance with the instructions of the Trustee.




                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  1958
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee/ Custodian in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]

--------------------------------------------------------------------------------

                            COLGATE-PALMOLIVE COMPANY
                      EMPLOYEES SAVINGS AND INVESTMENT PLAN

To: Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock and/or Convertible Preference Stock allocable to your interest in the Trust Funds established under such Plan shall be voted by the appropriate Trustee at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                       Election of Directors, Nominees:
                                       J.K. Conway, R.E. Ferguson,
                                       E.M. Hancock, D.W. Johnson, J.P. Kendall,
                                       R.J. Kogan, D.E. Lewis, R. Mark,
                                       H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  4061
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]


                                 ANNUAL MEETING
                                       OF
                     COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                              Thursday, May 7, 1998


Your vote is important to us. Please detach the above proxy, sign the card and insert it in the enclosed envelope at your earliest convenience. Further, be advised that your vote is held in confidence by our outside tabulator, First Chicago Trust Company of New York.

--------------------------------------------------------------------------------

                            COLGATE-PALMOLIVE FRANCE
                               STOCK/SAVINGS PLAN


To:  Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                           Election of Directors, Nominees:
                                           J.K. Conway, R.E. Ferguson,
                                           E.M. Hancock, D.W. Johnson,
                                           J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                           R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.




                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  5605
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]

--------------------------------------------------------------------------------

                              COLGATE-PALMOLIVE PR
                           SAVINGS AND INVESTMENT PLAN


To:  Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 7, 1998 or at any adjournments thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Colgate-Palmolive Stock Fund will be voted in the same proportion as shares for which instruction cards are received.




                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|X|     Please mark your                                              |  5607
        votes as in this
        example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR Items 1 and 2.
--------------------------------------------------------------------------------

                      FOR       WITHHELD                                        FOR       AGAINST        ABSTAIN
1.   Election of      |_|         |_|            2.   Approve selection         |_|         |_|             |_|
     Directors.                                       of Arthur Andersen
     (see reverse)                                    LLP as Auditors.

FOR, except vote withheld from the following nominee(s):

_________________________________________________________



                                                                                ----------------------------------------------------
                                                                                If voting by proxy, the Trustee is directed to
                                                                                authorize the Proxy Committee to vote, in its
                                                                                discretion, upon such other business as may
                                                                                properly come before the meeting.
                                                                                ----------------------------------------------------
                                                                                NOTE: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                       SIGNATURE(S)                  DATE


--------------------------------------------------------------------------------
                 [UP ARROW]  FOLD AND DETACH HERE  [UP ARROW]